Exhibit 4.1

NUMBER EMM [LOGO] SHARES SPECIMEN COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE  FOR CERTAIN DEFINITIONS FULLY PAID AND NON-ASSESSABLE SHARES  OF COMMON STOCK OF $0.001 PAR VALUE EACH OF EMMAUS LIFE  SCIENCES, INC.transferable on  the books  of the Corporation in person  or by attorney upon surrender of this certificate  duly  endorsed or assigned.  This certificate  and  the shares represented hereby are  subject  to the laws of the State  of Delaware, and  to the Certificate  of Incorporation and Bylaws of the Corporation, as now  or hereafter amended. This certificate is not valid until countersigned by the Transfer  Agent. WITNESS the facsimile signatures of its duly  authorized  officers. DATED: SECRETARY CHAIRMAN

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNA TIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:TEN COM  -  as tenants in common TEN ENT   -  as tenants by the entireties JT TEN-  as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT- . . .. ....... ..... Custodian.. ..... .... ... .. .. . . (Gust)(Minor) under Uniform Gifts to Minors Act.. .... .... .... .. (State) Additional abbreviations may also be used though not in the above list. For Value Received,  hereby  sell, assign  and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated Signature(s) Guaranteed NOTICE: THE SIGNATURE(S) TOTHISASSIGNMENT MUST CORRESPOND WITH THE NAME(S)AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.By The Signature(s)  must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15. COLUMBIA PRINTING SERVICES, LLC- www.stockinformation.com